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                           JPMORGAN U.S. EQUITY FUNDS

                         JPMORGAN DYNAMIC SMALL CAP FUND
                         JPMORGAN SMALL CAP EQUITY FUND
                               (ALL SHARE CLASSES)


                       Supplement dated September 29, 2004
                      to the Prospectuses dated May 1, 2004


The information relating to the section entitled THE PORTFOLIO MANAGERS for JPMorgan Dynamic Small Cap Fund is hereby deleted in its entirety and replaced with the following:

     The portfolio management team is co-led by Eytan Shapiro, Vice President of JPMIM, and Christopher Mark Vyvyan Jones, Manager Director of JPMIM. Mr. Shapiro has been at JPMIM or one of its affiliates since 1985. Mr. Jones is head of the small company team and has worked as a portfolio manager with various affiliates of JPMIM since 1982.

The information relating to the section entitled THE PORTFOLIO MANAGERS for JPMorgan Small Cap Equity Fund is hereby deleted in its entirety and replaced with the following:

     The portfolio management team is led by Glenn Gawronski, Vice President of JPMIM, and Christopher Mark Vyvyan Jones, Manager Director of JPMIM. Mr. Gawronski has been an employee of JPMIM or one of its affiliates since 1999. Mr. Jones is head of the small company team and has worked as a portfolio manager with various affiliates of JPMIM since 1982.




                                                                    SUP-SCPR-904